UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report:  January 21, 2000


                           Sonic Jet Performance, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                         ------------------------------
                 (State or other jurisdiction of incorporation)


 Colorado                      0-22273                       84-1383888
---------------                ------------                  -------------------
(State or other                (Commission                   (IRS Employer
jurisdiction                   File Number)                  Identification No.)
incorporation)


            15662 Commerce Lane, Huntington Beach, California 92649
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 895-0944

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         None.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         None.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None.


ITEM 5.   OTHER EVENTS

         The Company is conducting a search for a new CEO.


ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         Patricia Rice has resigned as interim CEO effective December 31, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Businesses - None.
         (b)  Exhibits - None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 21, 2000                   Sonic Jet Performance, Inc.


                                              /s/ Hratch Khedesian
                                          By: ----------------------------------
                                                  Acting CEO